SCHEDULE 14A
Information Required in Proxy Statement
Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Check the appropriate box:
   /     /   Preliminary Information Statement
   / X /   Definitive Information Statement

DAIRY FRESH FARMS INC.
(Name of Registrant As Specified In Charter)

Not Applicable
(Name of Person(s) Filing the Information Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
    / X /  No fee required.
    /     /  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:

    Common Stock, $0.001 par value

2) Aggregate number of securities to which transaction applies:

        15,681,792 shares of Common Stock

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

                 4) Proposed maximum aggregate value of transaction:

/__/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:
    2) Form, Schedule or Registration Statement No.:
    3) Filing Party:
    4) Date Filed:

Dairy Fresh Farms Inc.
413 Churchill Avenue N.,
Ottawa, Ontario, Canada K1Z 5C7

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 7, 2006
Dear Stockholder:

You are cordially invited to attend the 2006 Annual Meeting of the Stockholders (the "Annual Meeting") of Dairy Fresh Farms Inc., a Nevada corporation (the "Company"), which will be held at 5:00 p.m., local time, on September 7, 2006, at the offices of Dairy Fresh Farms Inc., 1800 McGill College Ave, Suite 2115 (Board Room), Montreal, Quebec, Canada H3B 3J6, for the following purposes:

(1)	To elect a minimum of three (3) members to the Company's Board of Directors to hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified; and
(2)	To ratify the appointment of Raymond Chabot Grant Thornton LLP as the Company's independent certified public accountant for the fiscal year ending December 31, 2006; and
(3)	To ratify the Companies 2006 Stock Option Plan.
(4)	To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

The Board of Directors has fixed the close of business on September 7, 2006, as the record date for determining those Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. All stockholders are encouraged to attend the Annual Meeting. If you do not expect to be present, please sign and date the enclosed form of proxy and promptly mail it in the enclosed return envelope which requires no postage if mailed in the United States. In the event that there are not sufficient shares present in person or by proxy to constitute a quorum at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitations of proxies by the Company.

Reference is made to the accompanying Proxy Statement, which is incorporated into and made a part of this Notice. The Proxy Statement outlines the various matters to be considered at the meeting.

                                                                             By Order of the Board of Directors

                                                      /s/ Robert C. Harrison
                                                      ______________________
                                                     By: Robert C. Harrison
                                                                                                                                                                      President, CEO
August 18, 2006

THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. THE RETURN OF THE ENCLOSED PROXY CARD WILL NOT AFFECT YOUR RIGHT TO REVOKE YOUR PROXY OR TO VOTE IN PERSON IF YOU DO ATTEND THE ANNUAL MEETING.

Dairy Fresh Farms Inc.
413 Churchill Avenue N.,
Ottawa, Ontario, Canada K1Z 5C

PROXY STATEMENT
2006 ANNUAL MEETING OF THE STOCKHOLDERS
SEPTEMBER 7, 2006

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Dairy Fresh Farms Inc., a Nevada corporation (the "Company"), of proxies from the holders of the Company's common stock (the "Common Stock"), for use at the Annual Meeting of Stockholders of the Company to be held at 5:00 p.m., local time, on September 7, 2006, at the offices of Dairy Fresh Farms Inc., 1800 McGill College Ave., Suite 2115 (Board Room), Montreal, Quebec, Canada H3B 3J6 and at any adjournment thereof (the "Annual Meeting"), pursuant to the enclosed Notice of Annual Meeting of Stockholders.

        The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to Stockholders is August 18, 2006. Stockholders should review the information provided herein in conjunction with the Company's 2006 Annual Report, as filed with the Securities and Exchange Commission, and the Company quarterly filings on Form 10-QSB. The Company's principal executive offices are located at 413 Churchill Avenue N., Ottawa, Ontario, Canada K1Z 5C

INFORMATION CONCERNING PROXY

        The enclosed proxy is solicited on behalf of the Company's Board of Directors. Stockholders who hold their shares through an intermediary must provide instructions on voting as requested by their bank or broker. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's President at the Company's executive office a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

COST OF SOLICITATION

        The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy will be borne by the Company. In addition to the use of the mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

OTHER MATTERS; DISCRETIONARY VOTING

        Our Board of Directors does not know of any matters, other than as described in the notice of Meeting attached to this Proxy Statement, that are to come before the Meeting.

        If the requested proxy is given to vote at the Meeting, the persons named in such proxy will have authority to vote in accordance with their best judgment on any other matter that is properly presented at the Meeting for action, including without limitation, any proposal to adjourn the Meeting or otherwise concerning the conduct of the Meeting.

RIGHT TO REVOKE PROXIES

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by:

•	filing with the President of the Company, before the polls are closed with respect to the vote, a written notice of revocation bearing a later date than the proxy;
•	duly executing a subsequent proxy relating to the same shares of common stock and delivering it to the President of the Company; or
•	attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy).

Any written notice revoking a proxy should be sent to: Don Paterson, Dairy Fresh Farms Inc, 413 Churchill Avenue N., Ottawa, Ontario, Canada K1Z 5C7.

PURPOSE OF THE MEETING

        At the Annual Meeting, the Company's Stockholders will consider and vote upon the following matters:

(1)	To elect a minimum of three (3) members to the Company's Board of Directors to hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified; and
(2)	To ratify the appointment of Raymond Chabot Grant Thornton LLP as the Company's independent certified public accountant for the fiscal year ending December 31, 2006; and
(3)	To ratify the Companies 2006 Stock Option Plan.
(4)	To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

        Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (a) FOR the election of the nominees for director named below; and (b) FOR the proposal to ratify the appointment of Raymond Chabot Grant Thornton LLP, as the Company's independent auditor and (c) for ratification of the Companies Stock Option Plan. In the event a stockholder specifies a different choice by means of the enclosed proxy, such shareholder's shares will be voted in accordance with the specification so made.

CURRENT INFORMATION REGARDING THE COMPANY

The following is a description of the current operations of the Company

THE COMPANY

Dairy Fresh Farms Inc. was incorporated on February 5, 2003, in the State of Nevada.  The Company's principal executive offices are located at 413 Churchill Avenue N., Ottawa, Ontario, Canada H3B 4W5.  Our telephone number is 514-578-7469. Dairy Fresh Farms is in the business of selling its patented and branded New Generation Dairy products to the Canadian Market Place. We have completed our Beta Stage market launch in Western Canada within 205 Safeway Stores. The product was first introduced on January 15, 2005 with the introduction of in store demonstrations and taste testing, coupon promotion, trade advertisement and radio ads.

Our goal is to introduce 2 two more additional carton sizes for a total of 4 four (SKU’s) in Western Canada in 2006 to broaden the choices for consumers and to produce the product in Ultra High Temperature format in order to extend the shelf life.

All of Dairy Fresh Farms ingredients will be supplied, in branded packaging, by two major suppliers to our manufacturing co-packing plant. The plant will be responsible for purchasing ingredients off these approved Dairy Fresh Farms suppliers.

The next steps will involve the distribution of the liquid milk product to the wider market place. We are aiming to roll this out to the remaining major retailers in Western Canada first, then move into the larger markets in Eastern Canada starting after the fourth quarter of 2006. We have identified three independent distribution companies for Western Canada who will be responsible for collecting our product from the production plant, they will ship and or warehouse and distribute to the market. The term market refers to all major grocery store chains and independent retailers in the grocery business who Dairy Fresh Farms management have identified as qualified customers. Management’s aim is to ensure that we receive a wide distribution across the whole grocery business so as not to rely on a small customer base. Our 2005 feedback from the field supports our earlier market research assumptions that Dairy Fresh Farms is a mainstream product, which will flourish with wide scale distribution across all sections of the grocery business.

The timing and speed of this roll out is directly linked to the timing of financing raised by the Company so that we can properly fund our business plan.

The company is also pursuing a licensing strategy for our patent. Our goal is to license one or more of our product lines to a third party joint venture partner. This is in its early development stages but could involve the licensing of, for instance, milk chocolate. The advantage of running a licensing business model in conjunction with our existing branded products business model is that the cost at this early stage is minimal but will enjoy additional market exposure as the brand moves out to the open market. Both models run in parallel while feeding off of each other’s positive accomplishments.

“Dairy Fresh Farms™” is a patented technology that produces monounsaturated-enhanced dairy products. This breakthrough technology transforms low fat dairy products into creamy great tasting healthy products.

The US Government’s NCEP Guidelines (May 15, 2001) recommended that up to 80% of total caloric intake through fat be consumed as monounsaturated fats to lower serum cholesterol.

“Canola has a very low level of saturated fatty acids, a high level of monounsaturated fatty acids and the essential Omega-3s. Adding canola oil to skim milk adds these nutritional components, along with Vitamin E and K, without compromising the taste. Canola would also complement the ‘mouth feel’ of a much higher fat level milk product without adding cholesterol to the drinker’s diet.” (Alberta Canola Producers Commission) “31%, or 90 million people, in North America have lactose maldigestion”. (Journal of the American College of Nutrition Vol. 20, No. 2, 198S-207S, 2001) “Dairy Fresh Farms™” meets this market demand.

“Dairy Fresh Farms™” is Trans Fat Free - “Like saturated fat (the kind mainly found in dairy products and meat and poultry), trans fat has been shown to boost levels of the artery-clogging LDL- cholesterol or ‘bad’ cholesterol. And to make matters worse, trans fat also lowers the amount of the protective HDL-cholesterol (the ‘good’ cholesterol) in the blood - a double whammy that makes foods high in trans fat much more of a threat to heart health than those previously avoided by the cholesterol-conscious.” (Rosie Schwartz, dietitian, Jan. 2004, Ottawa Citizen).

The following product extensions are also possible with additional development: monounsaturated-enhanced ice cream, soft-serve, frozen desserts, cultured products, cottage cheeses, coffee creamers, spreads, sour creams, cream cheeses, dips, weight loss drinks and dairy organics. These additional products will be developed once we have created a bridgehead with the liquid milk into the market. Our goal is to concentrate our efforts and focus on one product at a time so as to not stray from the business model. These additional product extensions are suggested purely as examples of the total size of food basket we are aiming at.

OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

        The Board of Directors has set the close of business on July 30, 2006 as the record date (the "Record Date") for determining Stockholders of the Company entitled to receive notice of and to vote at the Annual Meeting. As of the date herein, there are 15,681,792 shares of Common Stock, no par value (the "Common Stock") issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to Stockholders for approval at the Annual Meeting.

        The presence, in person or by proxy, of at least one half of the total number of shares of Common Stock outstanding on the Record Date will constitute a quorum for purposes of the Annual Meeting. If less than one half of the outstanding shares of Common Stock are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting from time to time without further notice. A plurality of the votes cast by holders of the Common Stock will be required for the election of directors. The ratification of the engagement of Raymond Chabot Grant Thornton LLP as the Company's independent auditor for the fiscal year ending December 31, 2006 will be approved if the number of shares of Common Stock voted in favor of ratification exceeds the number of shares voted against it. Abstentions and broker non-votes will be counted as shares present at the Annual Meeting for purposes of determining a quorum. With respect to the outcome of any matter brought before the Annual Meeting (i) abstentions will be considered as shares present and entitled to vote at the Annual Meeting, but will not be counted as votes cast for or against any given matter and (ii) broker non-votes will not be considered shares present and entitled to vote. Because directors will be elected by a plurality of the votes cast at the Annual Meeting and the other matters to be acted upon at the Annual Meeting will be approved if the number of votes cast in favor of the matter exceeds the number of votes cast against it, abstentions and broker non-votes will have no affect on the outcome of the proposals to be voted upon at the Annual Meeting.

        Prior to the Annual Meeting, the Company will select one or more inspectors of election for the Annual Meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the Annual Meeting, the existence of a quorum, and the validity and effect of proxies, and shall receive, count, and tabulate ballots and votes, and determine the results thereof.

        A list of Stockholders entitled to vote at the Annual Meeting will be available for examination by any shareholder at the Company's principal executive office for a period of 10 days prior to the Annual Meeting, and at the Annual Meeting itself.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Dairy Fresh’s common stock recently began trading on the “pink sheets” under the stock symbol DYFR.PK as of the fourth quarter of 2005. The high and low closing bid information for our common stock is based on information received from Bloomberg L.P., Pinksheets.com and Market Services, and a company market maker.

	High	Low

December 31, 2005	$0.78	$0.78
March 31, 2006	$0.77	$0.77

The quotations set forth above reflect inter-dealer prices, without retail markup, markdown, or commission, and may not necessarily represent actual transactions. The shares of common stock are being offered for sale by the selling stockholders at prices established on the “pink sheets” or in negotiated transactions during the term of this offering. These prices will fluctuate based on the demand for the shares.

As of July 31, 2006 there were approximately 120 holders of record of our common stock.

Holders of our common stock are entitled to cash dividends when, as may be declared by the board of directors. We do not intend to pay any dividends in the foreseeable future and investors should not rely on an investment in us if they require dividend income. We intend to retain earnings, if any, to finance the development and expansion of our business. Future dividend policy will be subject to the discretion of our board of directors and will be based upon future earnings, if any, our financial condition, capital requirements, general business conditions and other factors. There can be no assurance that cash dividends of any kind will ever be paid.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information known to us about the beneficial ownership of our common stock as of June 30, 2006 for: (1) each person, entity or group that is known by us to beneficially own five percent or more of our common stock; (2) each of our directors (and former directors, as applicable); (3) each of our named executive officers (and former officers, as applicable) as defined in Item 402(a)(2) of Regulation S-B; and (4) our directors and executive officers as a group. To the best of our knowledge, each stockholder identified below has voting and investment power with respect to all shares of common stock shown, unless community property laws or footnotes to this table are applicable.

Name of Shareholder	Number of Shares Owned	Percentage
Nicolas Matossian	5,825,001(1)	32.6%
Robert C. Harrison	1,208,333 (2)	6.7%
Don Paterson	5,825,001(3)	32.6%
Ian Morrice	5,825,001 (4)	32.6%
Richard Farrell	2,416,666 (5)	13.54%
Total Shares Held by Directors, Officer, Control and or Affiliates	9,450,000	60.5%

Purple Cow Investments Inc.	5,825,001(1)(3)(4)	32.6%
Dairy Technologies Inc.	2,416,666 (5)	13.54%
Robert C. Harrison Ltd	1,208,333 (2)	6.7%

Total Shares Held by Public	6,231,792	39.5%
Total Shares Outstanding	15,681,792	100%

Warrants	2,220,792 (6)

Total Shares Outstanding on a Fully Diluted Basis	17,902,584

(1)	Nicolas Matossian through an arms length trust, is a 30% holder in Purple Cow Investments Inc., (which holds 5,825,001 shares of the Company’s common stock) .
(2)	Robert C. Harrison is the controlling person of Robert C. Harrison Ltd, which holds 1,208,222 shares of the Company’s common stock.
(3)	Don Paterson is a 30% holder in Purple Cow Investments Inc., (which holds 5,825,001 shares of the Company’s common stock).
(4)	Ian Morrice is a 30% holder in Purple Cow Investments Inc., (which holds 5,825,001 shares of the Company’s common stock).
(5)	Richard Farrell is a 50% holder in Dairy Technologies Inc. (which holds 2,416, 666 shares of the Company’s common stock).
(6)
A total of 2,220,792 share purchase warrants where issued granted the holder the option to purchase one share at USD $0.75 per share and in the event all warrants are exercised a total of 2,220,792 shares will be issued, which will procure the Company with a total proceed of USD $1,665,729. No options of Dairy Fresh Farms Inc. have been issued at the time of the filing of this document. As of the date of this document there is no option plan in place.

EXECUTIVE COMPENSATION

The following table sets forth for the years ended December 31, 2005, 2004, and 2003 the compensation awarded to, paid to, or earned by, our Chief Executive Officer and our three other most highly compensated executive officers whose total compensation during the last fiscal year exceeded $100,000. No other officer had compensation of $100,000 or more for 2005, 2004, and 2003.

	Annual Compensation			Long Term Compensation
				Awards		Payouts

Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Restricted Stock Award (s)	Securities Underlying Options/SARs (#)	LTIP Payouts	All Other Compen- sation
Robert C. Harrison	2005	$100,000	-	-	-	-	-	-
Pres., and CEO*	2004	$95,500						--
	2003	$46,500						--
Ian C. Morrice	2005	$100,000	-	-	-	-	-	-
Executive VP*	2004	$95,500
	2003	$46,500

*Compensation is earned through management agreements with the Company.

Options/SAR Grants in Last Fiscal Year

None.

Employment Agreements

The management agreement for Robert C. Harrison is for a period of three years and provides for an annual salary of $100,000 USD. In addition, Mr. Harrison will receive standard benefits as determined by our Board of Directors. A new employment agreement is in front of the compensation committee and will be ratified at the next board meeting. The effective date of this new contract is January 1, 2006.

The management agreement for Ian C. Morrice is for a period of three years and provides for an annual salary of $100,000 USD. In addition, Mr. Morrice will receive standard benefits as determined by our Board of Directors. A new employment agreement is in front of the compensation committee and will be ratified at the next board meeting. The effective date of this new contract is January 1, 2006.

AUDIT AND CERTAIN OTHER FEES PAID TO ACCOUNTANTS

Raymond Chabot Grant Thornton LLP (“RCGT”) has audited the Company’s financial statements annually since December 31, 2004.   Fees related to services performed by RCGT in 2004 and 2005 were as follows:

	2005	2004

Audit Fees (1)	$97,000	$4,000
Audit-Related Fees	-0-	-0-
Tax Fees (2)	-0-	-0-
All Other Fees (3)	-0-	-0-

Total	$97,000	$4,000

(1)	Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements.

(2)	Tax fees principally included tax advice, tax planning and tax return preparation.

(3)	Other fees related to registration statement reviews and comments.

The Board of Directors has reviewed and discussed with the Company’s management and independent registered public accounting firm the audited consolidated financial statements of the Company contained in the Company’s Annual Report on Form 10-KSB for the Company’s 2005 fiscal year. The Board has also discussed with the auditors the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other items, matters related to the conduct of the audit of the Company’s consolidated financial statements.

The Board has received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with its auditors its independence from the Company. The Board has considered whether the provision of services other than audit services is compatible with maintaining auditor independence.

Based on the review and discussions referred to above, the Board approved the inclusion of the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for its 2005 fiscal year for filing with the SEC.

Audit Committee’s Pre-Approval Policies

The Board’s policy is now to pre-approve all audit services and all permitted non-audit services (including the fees and terms thereof) to be provided by the Company’s independent registered public accounting firm; provided, however, pre-approval requirements for non-audit services are not required if all such services (1) do not aggregate to more than five percent of total revenues paid by the Company to its accountant in the fiscal year when services are provided; (2) were not recognized as non-audit services at the time of the engagement; and (3) are promptly brought to the attention of the Board and approved prior to the completion of the audit.

The Board pre-approved all fees described above.

PROPOSAL 1 - ELECTION OF DIRECTORS

At the Annual Meeting, four directors are to be elected to hold office until the next Annual Meeting of Stockholders and until their successors have been elected and qualified. There are five nominees for director. Each nominee is currently a member of the Board of Directors. The person named in the enclosed proxy card has advised that, unless otherwise directed on the proxy card, they intend to vote FOR the election of the nominees. Directors are elected by a plurality of votes cast. Should any nominee become unable or unwilling to accept nomination or election for any reason, persons named in the enclosed proxy card may vote for a substitute nominee designated by the Board of Directors. The Company has no reason to believe the nominees named will be unable or unwilling to serve if elected.

Name	Age	Position
Nicolas Matossian	63	Chairman of the Board of Directors
Robert C. Harrison	60	President, Chief Executive Officer, Director
Don Paterson	53	Chief Financial Officer, Director
Richard Farrell	43	Director
Ian Morrice	47	Executive Vice President, Director

Business Experience

All of our directors serve until their successors are elected and qualified by our shareholders, or until their earlier death, retirement, resignation or removal. The following is a brief description of the business experience of our executive officers, director and significant employees:

Nicolas Matossian, Chairman of the Board of Directors

Dr. Matossian became CEO of Dairy Fresh Technologies Ltd. on December 1, 2001. His educational background includes a B.A. from McGill University, Montreal, a M.B.A. from Harvard University, Boston and a Ph.D. from McGill University, Montreal.

Dr. Matossian was a Professor of Economics, Faculty of Management at McGill University in Montreal 1967-1970; Director of Operations Manitoba Development Corporation 1970-1973; Managing Partner ERA Consulting Economics Inc.; Economic and Business Consultant to the Federal Government (CDN) and to Major Corporations and Financial Institutions 1973-1992. Senior Consultant and later Chief Operating Officer Cedar Group Inc., publicly listed U.S. Holding Corporation (sales of U.S. $600 million) and owner of Dominion Bridge Inc. (Pipeline and Fabrication) Canada SteenBecker HVAC Contractors Canada / U.S.; Unimetric Corporation Industrial Fasteners U.S. / France; McConnell Dowell Corporation (66% owned) Engineering and Construction. Publicly listed Australian Corp. Davie Shipbuilding-Ship and Platform Builders, Canada. During his tenure as COO, Dr. Matossian was a Director of the parent and of each of the subsidiaries.

Other accomplishments of Dr. Matossian include his position as City Councilor for the City of Westmount (Montreal) since 1990. He was awarded Canada Council Grant for Economic Research. Knighted to the Order of St. Maurice & Lazare Dynastic Order of the Royal House of Savoy (Italy). He is Chairman of Fund N-77 for the Montreal Children’s Hospital.

Robert C. Harrison, President and Chief Executive Officer and Director

Mr. Harrison became President and CEO of Dairy Fresh Technologies Ltd in October 2002. His academic background is extensive, including Accounting, Finance, Human Resources and Marketing from Sheridan College in Toronto, Ontario; Strategic Planning, International Agri-Business from Harvard Business School in Boston, Massachusetts.

His skill summary includes expert sales contract negotiator, highly developed leadership skills, complete understanding of the branding, licensing, distribution and warehousing business in Canada and the United States.

From 1966-1990 at Neilson Dairy, a division of George Weston Limited, he rose to Senior Vice President and General Manager of the Dairy Frozen Division (sales $500 million), with over 700 employees both salaried and unionized remaining strike-free under his stewardship. From 1991-1996 he was President and CEO of Robert C. Harrison Food Brokers Inc. He created a unique food and non-food brokerage business with a focus on food and mass-merchandising retailers nationally and, excellent relationship development with Loblaws, A&P, Provigo, Sobey’s, Safeway and Loeb.

1997-2002 Mr. Harrison was President and CEO of Stoney Creek Ice Cream Delicious Alternative Desserts Ltd. He revamped the manufacturing, warehousing and distribution to make a world-class dairy manufacturing facility. He negotiated licensing and trademark agreements with notable companies such as Cadbury (frozen desserts), Movenpick Ice Cream (Switzerland), Ben & Jerry’s Ice Cream (Vermont, U.S.) and exclusive distribution agreement with Tropicana frozen products.

Don Paterson, Chief Financial Officer, Director

Mr. Paterson was appointed CFO of Dairy Fresh Technologies Ltd. on December 1, 2001. His educational background includes B.Com from the University of Ottawa 1973-1977 and St. Francis Xavier University 1971-1972. Chartered Accountant Designation Alberta Institute 1979 and Ontario Institute 1980. His career includes controllership of Lumonics Inc., a publicly traded manufacturer of laser equipment for medical and industrial applications with sales of $50 million and Vice President Finance of a national food service company with sales value in excess of $22 million. He is currently owner of Paterson & Company, an Ottawa based public accounting firm servicing a variety of retail, construction and service companies. As well, he is a management consultant, Immigration Investment Program (Canada) (1991 to present). Mr. Paterson is a past Director of the Ottawa Senators Hockey Club (NHL).

Richard Farrell, Bcomm, LLB, SIA, Director

Mr. Farrell, is one of the founding Shareholder of Dairy Fresh Technologies Ltd. Prior to Dairy Technologies, He was an Investment Banker in Australia for 10 years with various advisory firms, including Ernst & Young Corporate Finance, Deloitte Touche Corporate Finance and Beerworth & Partners (M&A). Mr. Farrell is well experienced with mergers and acquisitions, capital raisings, commercial law, licensing arrangements and corporate structuring.

Ian Morrice, Executive Vice President, Director

Mr. Morrice was appointed Executive Vice President of the Company January 1, 2002.
Prior to this he was Founder, Chairman and CEO of Pritchard Morrice Inc., a private company that specialized in Urban Scapes (1982-1988).Mr. Morrice also founded Rare Earth Environmental (1991 to present) and is past Director of Palladium Foods Inc. (Corel Centre) and Hard Rock the Byward Market Inc.
He is Co-Founder of the Ottawa Senators NHL Hockey Team. He is currently a member of the Farmers Federation of Ontario 1998 to present.

His educational background includes B.A. Honors from Carleton University, Ottawa 1978-1982 in Urban Studies with postgraduate work in Demographics.

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF AUDITORS

 The Board of Directors selected Raymond Chabot Grant Thornton LLP as the Company's independent certified public accountants for the fiscal year ending December 31, 2006. Raymond Chabot Grant Thornton LLP has acted in this capacity since its appointment in year 2004. The engagement of Raymond Chabot Grant Thornton LLP is subject to ratification by the Company’s stockholders, which requires the affirmative vote of a majority of the votes cast.

PROPOSAL 3 - RATIFICATION OF THE COMPANY’S 2006 STOCK OPTION PLAN

2006 STOCK OPTION PLAN

        This summary is qualified in its entirety by the terms of the 2006 Stock Option Plan, a copy of which is attached hereto as Exhibit A.  The 2006 Stock Option Plan provides for the granting of (i) options to purchase Common Stock that qualify as “incentive stock options” (“Incentive Stock Options” or “ISOs”) within the meaning of Section 422 of the Internal Revenue Code (the “Code”), (ii) options to purchase Common Stock that do not qualify as Incentive Stock Options (“Nonqualified Options” or “NQSOs”) and (iii) restricted stock.  The total number of shares of Common Stock with respect to which awards may be granted under the 2006 Stock Option Plan shall be to 2,685,388 (based on 15% of 17,902,584 shares outstanding on a fully diluted basis) shares of common stock.

The 2006 Stock Option Plan is administered by a committee currently consisting of the Board of Directors (the "Committee"). The Committee is generally empowered to interpret the Stock Option Plan; to prescribe rules and regulations relating thereto; to determine the terms of the option agreements; to amend the option agreements with the consent of the optionee; to determine the key employees and directors to whom options are to be granted; and to determine the number of shares subject to each option and the exercise price thereof. The per share exercise price of options granted under the Stock Option Plan will be not less than 100% (110% for ISOs if the optionee owns more than 10% of the common stock) of the fair market value per share of common stock on the date the options are granted. The Stock Option also provides for the issuance of stock appreciation rights at the discretion of the Committee and provides for the issuance of restricted stock awards at the discretion of the Committee.

Options will be exercisable for a term that will not be greater than ten years from the date of grant (five years from the date of grant of an ISO if the optionee owns more than 10% of the common stock). In the event of the termination of the relationship between the option holder and the Company for cause (as defined in the Stock Option Plan), all options granted to that option holder terminate immediately. Options may be exercised during the option holder's lifetime only by the option holder or his or her guardian or legal representative.

Options granted pursuant to the Stock Option Plan which are ISOs are intended to enjoy the attendant tax benefits provided under Sections 421 and 422 of the Internal Revenue Code of 1986, as amended. Accordingly, the Stock Option Plan provides that the aggregate fair market value (determined at the time an ISO is granted) of the common stock subject to ISOs exercisable for the first time by an option holder during any calendar year (under all plans of the Company) may not exceed $100,000. The Board of Directors of the Company may modify, suspend or terminate the Stock Option Plan; provided, however, that certain material modifications affecting the Stock Option Plan must be approved by the stockholders, and any change in the Stock Option Plan that may adversely affect an option holder's rights under an option previously granted under the Stock Option Plan requires the consent of the option holder.

        The Committee may grant shares of Common Stock on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, as the Committee shall determine in its sole discretion (“Restricted Stock”), which terms, conditions and restrictions shall be set forth in the instrument evidencing the Restricted Stock award.  The Committee may provide that the forfeiture restrictions shall lapse on the passage of time, the attainment of one or more performance targets established by the Committee or the occurrence of such other event or events determined to be appropriate by the Committee.  The grantee of a Restricted Stock award shall have the right to receive dividends with respect to the shares of Common Stock subject to a Restricted Stock award, to vote the shares of Common Stock subject thereto and to enjoy all other stockholder rights with respect to the shares of Common Stock subject thereto, except that, unless provided otherwise, (i) the grantee shall not be entitled to delivery of the Common Stock certificate until the applicable forfeiture restrictions have expired, (ii) the Company or an escrow agent shall retain custody of the shares of Common Stock until the forfeiture restrictions have expired, (iii) the grantee may not transfer the Common Stock until the forfeiture restrictions have expired and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock agreement shall cause a forfeiture of the Restricted Stock award.

        The Committee may grant Stock Appreciation Rights (SARs). A stock appreciation right generally permits a Participant who receives it to receive, upon exercise, shares of Common Stock equal in value to the excess of (a) the fair market value, on the date of exercise, of the shares of Common Stock with respect to which the SAR is being exercised, over (b) the exercise price of the SAR for such shares. The 2006 Stock Option Plan provides for the grant of SARs, either in tandem with options or on a freestanding basis. With respect to a tandem SAR, the exercise of the option (or the SAR) will result in the cancellation of the related SAR (or option) to the extent of the number of shares in respect of which such option or SAR has been exercised.

        The Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate.  However, the Committee may not waive the repurchase or forfeiture period with respect to a Restricted Stock award that has been granted if such award has been designed to meet the exception for performance-based compensation under Section 162(m) of the Code.

        The 2006 Stock Option Plan may be amended, terminated or suspended by the Board at any time.  The 2006 Stock Option Plan will terminate not later than the ten-year anniversary of its effective date.  However, awards granted before the termination of the 2006 Stock Option Plan may extend beyond that date in accordance with their terms.

The Board of Directors of the Company believes that the 2006 Stock Option Plan reserves sufficient additional shares to provide for additional grants to employees in the near future in order to attract and retain such key personnel.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE COMPANY’S 2006 STOCK OPTION PLAN.

CAUTIONARY STATEMENTS CONCERNING FORWARD-LOOKING INFORMATION

    This Proxy Statement contains forward-looking statements. Certain matters discussed herein are forward-looking statements within the meaning of the Private Litigation Reform Act of 1995. Certain, but not necessarily all, of such statements can be identified by the use of forward-looking terminology, such as "believes," "expects," "may," "will," "should," "estimates" or "anticipates" or the negative thereof or comparable terminology. All forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual transactions, results, performance or achievements of the company to be materially different from any future transactions, results, performance or achievements expressed or implied by such forward-looking statements. These may include, but are not limited to: (a) matters described in this Proxy Statement and matters described in "Note on Forward-Looking Statements" in our Annual Report on Form 10-KSB/A for the year ended June 30, 2005, and (b) the ability to operate our business in a manner that will enhance stockholder value. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions and business opportunities, we can give no assurance that our expectations will be attained or that any deviations will not be material. We undertake no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances or otherwise update these forward looking statements.

ADDITIONAL INFORMATION

    If you have any questions about the actions described above, you may contact counsel for the Company, Joseph I. Emas, 1224 Washington Avenue, Miami Beach, Florida 33139 (305) 531-1174.

    We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, we file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). Copies of these reports, proxy statements and other information can be obtained at the SEC's public reference facilities at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additionally, these filings may be viewed at the SEC’s website at http://www.sec.gov.

    We filed our annual report for the fiscal year ended December 31, 2005 on Form 10-KSB with the SEC, a copy of which is being provided with this proxy statement. A copy of past annual reports on Form 10-KSB (except for certain exhibits thereto) may be obtained, upon written request by any stockholder to Joseph I. Emas, 1224 Washington Avenue, Miami Beach, Florida 33139 (305) 531-1174. Copies of all exhibits to the annual reports on Form 10-KSB are available upon a similar request.

INFORMATION INCORPORATED BY REFERENCE

The following documents are incorporated herein by reference and are deemed to be a part hereof from the date of filing of such documents:

    Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005.

    Quarterly Reports on Form 10-QSB for the quarter ended March 31, 2006.

    All documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the effective date of the action taken described herein, including the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005.

    Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein, or in any other subsequently filed document that also is, or is deemed to be, incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

    This proxy statement incorporates, by reference, certain documents that are not presented herein or delivered herewith. Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any stockholder, to whom this proxy statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.

SHAREHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING

        Under SEC rules, shareholders intending to present a proposal at the Annual Meeting in 2007 and have it included in our proxy statement must submit the proposal in writing to 413 Churchill Avenue N., Ottawa, Ontario, Canada K1Z 5C7. Shareholders intending to present a proposal at the Annual Meeting in 2006, but not to include the proposal in our proxy statement, must comply with the requirements set forth in Regulation 14a-8 of the Security Exchange Act of 1934, as amended (the "Exchange Act"). The Exchange Act requires, among other things, that a shareholder must submit a written notice of intent to present such a proposal that is received by our Secretary no less than 120 days prior to the anniversary of the first mailing of the Company's proxy statement for the immediately preceding year's annual meeting. Therefore, the Company must receive notice of such proposal for the Annual Meeting in 2007 no later than January 1, 2007. If the notice is after January 1, 2007, it will be considered untimely and we will not be required to present it at the Annual Meeting in 2007. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. The form of proxy and this Proxy Statement have been approved by the Board of Directors and are being mailed and delivered to shareholders by its authority.

/s/ Robert C. Harrison

Robert C. Harrison
President/CEO and Director

August 18, 2006

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS
OF
Dairy Fresh Farms Inc.

PROXY -- ANNUAL MEETING OF SHAREHOLDERS - September 7, 2006

        The undersigned, revoking all previous proxies, hereby appoint(s) Robert C. Harrison as Proxy, with full power of substitution, to represent and to vote all Common Stock of Dairy Fresh farms inc. owned by the undersigned at the Annual Meeting of Shareholders to be held at the offices of Dairy Fresh Farms Inc., 1800 McGill College Ave, suite 2115 (Board Room) Montreal, Quebec, Canada H3B3J6 on September 7, 2006, including any original or subsequent adjournment thereof, with respect to the proposals set forth in the Notice of Annual Meeting and Proxy Statement. No business other than matters described below is expected to come before the meeting, but should any other matter requiring a vote of shareholders arise, the person named herein will vote thereon in accordance with his best judgment. All powers may be exercised by said Proxy. Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING.

1. ELECTION OF DIRECTORS. Nominee:	Robert C. Harrison	For, Against, Abstain.
	Nicolas Matossian	For, Against, Abstain.
	Don Paterson	For, Against, Abstain.
	Richard Farrell	For, Against, Abstain.
	Ian Morrice	For, Against, Abstain.

                        [  ] FOR ALL NOMINEE LISTED (Except as specified
here :______________)

                        OR

                        [  ] WITHHOLDING AUTHORITY to vote for the nominee listed above

2. Proposal to ratify the engagement of Raymond Chabot Grant Thornton LLP as Independent Auditor.

                        [  ] FOR    [  ] AGAINST    [  ] ABSTAIN

3. Proposal to ratify the Companies Stock option Plan.

                        [  ] FOR    [  ] AGAINST    [  ] ABSTAIN

            The shares represented by this proxy will be voted as directed. IF NO
SPECIFIC DIRECTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED
FOR THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2 and 3.

                                                                                         Dated ____________________________, 2006

--------------------------------------------------------                                           -----------------------------------------------------------
(Print Name)                                                                           (Signature)

Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your full title as such. If executed by a corporation or partnership, the proxy should be signed in the corporate or partnership name by a duly authorized officer or other duly authorized person, indicating such officer's or other person's title.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Exhibit A
_____________________________________________________

DAIRY FRESH FARMS, INC.
2006 STOCK OPTION PLAN
______________________________________

1.  Purpose. The purpose of this Plan is to advance the interests of DAIRY FRESH FARMS, INC., a Nevada corporation (the “Company”), by providing an additional incentive to attract, retain and motivate highly qualified and competent persons who are key to the Company, including key employees, consultants, independent contractors, Officers and Directors, and upon whose efforts and judgment the success of the Company and its Subsidiaries is largely dependent, by authorizing the grant of options to purchase Common Stock of the Company and other related benefits to persons who are eligible to participate hereunder, thereby encouraging stock ownership in the Company by such persons, all upon and subject to the terms and conditions of this Plan.

2.  Definitions. As used herein, the following terms shall have the meanings indicated:
(a)  “Board” shall mean the Board of Directors of the Company.

(b)  “Cause” shall mean any of the following:

(i)  a determination by the Company that there has been a willful, reckless or grossly negligent failure by the Optionee to perform his or her duties as an employee of the Company;

(ii)  a determination by the Company that there has been a willful breach by the Optionee of any of the material terms or provisions of any employment agreement between such Optionee and the Company;

(iii)  any conduct by the Optionee that either results in his or her conviction of a felony under the laws of the United States of America or any state thereof, or of an equivalent crime under the laws of any other jurisdiction;

(iv)  a determination by the Company that the Optionee has committed an act or acts involving fraud, embezzlement, misappropriation, theft, breach of fiduciary duty or material dishonesty against the Company, its properties or personnel;

(v)  any act by the Optionee that the Company determines to be in willful or wanton disregard of the Company’s best interests, or which results, or is intended to result, directly or indirectly, in improper gain or personal enrichment of the Optionee at the expense of the Company;

(vi)  a determination by the Company that there has been a willful, reckless or grossly negligent failure by the Optionee to comply with any rules, regulations, policies or procedures of the Company, or that the Optionee has engaged in any act, behavior or conduct demonstrating a deliberate and material violation or disregard of standards of behavior that the Company has a right to expect of its employees; or

(vii)  if the Optionee, while employed by the Company and for two years thereafter, violates a confidentiality and/or noncompete agreement with the Company, or fails to safeguard, divulges, communicates, uses to the detriment of the Company or for the benefit of any person or persons, or misuses in any way, any Confidential Information; provided, however, that, if the Optionee has entered into a written employment agreement with the Company which remains effective and which expressly provides for a termination of such Optionee’s employment for “cause,” the term “Cause” as used herein shall have the meaning as set forth in the Optionee’s employment agreement in lieu of the definition of “Cause” set forth in this Section 2(b).

(c)  “Change of Control” shall mean the acquisition by any person or group (as that term is defined in the Exchange Act, and the rules promulgated pursuant to that act) in a single transaction or a series of transactions of thirty percent (30%) or more in voting power of the outstanding stock of the Company and a change of the composition of the Board of Directors so that, within two years after the acquisition took place, a majority of the members of the Board of Directors of the Company, or of any corporation with which the Company may be consolidated or merged, are persons who were not directors or officers of the Company or one of its Subsidiaries immediately prior to the acquisition, or to the first of a series of transactions which resulted in the acquisition of thirty percent (30%) or more in voting power of the outstanding stock of the Company.

(d)  “Code” shall mean the Internal Revenue Code of 1986, as amended.

(e)  “Committee” shall mean the stock option committee appointed by the Board or, if not appointed, the Board.

(f)  “Common Stock” shall mean the Company’s Common Stock, par value $.001 per share.

(g)  “Director” shall mean a member of the Board.

(h)  “Employee” shall mean any person, including officers, directors, consultants and independent contractors employed by the Company or any parent or Subsidiary of the Company within the meaning of Section 3401(c) of the regulators promulgated thereunder.

(i)  “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(j)  “Fair Market Value” of a Share on any date of reference shall be the Closing Price of a share of Common Stock on the business day immediately preceding such date, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For this purpose, the “Closing Price” of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of the Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on The Nasdaq Stock Market (“Nasdaq”), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system, or (iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on at least five of the 10 preceding days. If the information set forth in clauses (i) through (iii) above is unavailable or inapplicable to the Company (e.g., if the Company’s Common Stock is not then publicly traded or quoted), then the “Fair Market Value” of a Share shall be the fair market value (i.e., the price at which a willing seller would sell a Share to a willing buyer when neither is acting under compulsion and when both have reasonable knowledge of all relevant facts) of a share of the Common Stock on the business day immediately preceding such date as the Committee in its sole and absolute discretion shall determine in a fair and uniform manner.

(k)  “Incentive Stock Option” shall mean an incentive stock option as defined in Section 422 of the Code.

(l)  “Non-Statutory Stock Option” or “Nonqualified Stock Option” shall mean an Option which is not an Incentive Stock Option.

(m)  “Officer” shall mean the Company’s chairman, president, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller), any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of Subsidiaries shall be deemed Officers of the Company if they perform such policy-making functions for the Company. As used in this paragraph, the phrase “policy-making function” does not include policy-making functions that are not significant. Unless specified otherwise in a resolution by the Board, an “executive officer” pursuant to Item 401(b) of Regulation S-K (17 C.F.R. § 229.401(b)) shall be only such person designated as an “Officer” pursuant to the foregoing provisions of this paragraph.

(n)  “Option” (when capitalized) shall mean any stock option granted under this Plan.

(o)  “Optionee” shall mean a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

(p)  “Plan” shall mean this 2006 Stock Option Plan of the Company, which Plan shall be effective upon approval by the Board, subject to approval, within 12 months of the date thereof by holders of a majority of the Company’s issued and outstanding Common Stock of the Company.

(q)  “Share” or “Shares” shall mean a share or shares, as the case may be, of the Common Stock, as adjusted in accordance with Section 10 of this Plan.

(r)  “Subsidiary” shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3.  Shares and Options. Subject to adjustment in accordance with Section 10 hereof, the Company may issue up to 2,685,388 (based on 15% of 17,902,584 shares outstanding on a fully diluted basis) Shares from Shares held in the Company’s treasury or from authorized and unissued Shares through the exercise of Options issued pursuant to the provisions of this Plan. If any Option granted under this Plan shall terminate, expire, or be canceled, forfeited or surrendered as to any Shares, the Shares relating to such lapsed Option shall be available for issuance pursuant to new Options subsequently granted under this Plan. Upon the grant of any Option hereunder, the authorized and unissued Shares to which such Option relates shall be reserved for issuance to permit exercise under this Plan. Subject to the provisions of Section 14 hereof, an Option granted hereunder shall be either an Incentive Stock Option or a Non-Statutory Stock Option as determined by the Committee at the time of grant of such Option and shall clearly state whether it is an Incentive Stock Option or Non-Statutory Stock Option. All Incentive Stock Options shall be granted within 10 years from the effective date of this Plan.

4.  Limitations. Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Code Sec-tion 422(b) are exercisable for the first time by any individual during any calendar year (under all stock option or similar plans of the Company and any Subsidiary), exceeds $100,000.

5.  Conditions for Grant of Options.

(a)  Each Option shall be evidenced by an option agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be those persons selected by the Committee from the class of all regular Employees of the Company or its Subsidiaries, including Employee Directors and Officers who are regular or former regular employees of the Company, Directors who are not regular employees of the Company, as well as consultants to the Company. Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver.

(b)  In granting Options, the Committee shall take into consideration the contribution the person has made, or is expected to make, to the success of the Company or its Subsidiaries and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from Officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee may from time to time in granting Options under this Plan prescribe such terms and conditions concerning such Options as it deems appropriate, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein; provided further, however, that to the extent not cancelled pursuant to Section 9(b) hereof, upon a Change in Control, any Options that have not yet vested, may, in the sole discretion of the Committee, vest upon such Change in Control.

(c)  The Options granted to employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries. Neither this Plan nor any Option granted under this Plan shall confer upon any person any right to employment or continuance of employment (or related salary and benefits) by the Company or its Subsidiaries.

6.  Exercise Price. The exercise price per Share of any Option shall be any price determined by the Committee but in no event shall the exercise price per Share of any Option be less than the Fair Market Value of the Shares underlying such Option on the date such Option is granted and, in the case of an Incentive Stock Option granted to a 10% stockholder, the per Share exercise price will not be less than 110% of the Fair Market Value. Re-granted Options, or Options which are canceled and then re-granted covering such canceled Options, will, for purposes of this Section 6, be deemed to have been granted on the date of the re-granting.

7.  Exercise of Options.

(a)  An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, (iii) the Optionee has agreed to be bound by the terms, provisions and conditions of any applicable stockholders’ agree-ment, and (iv) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee’s payment to the Company of the amount that is necessary for the Company or the Subsidiary employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements. Unless further limited by the Committee in any Option, the exercise price of any Shares purchased pursuant to the exercise of such Option shall be paid in cash, by certified or official bank check, by money order, with Shares or by a combination of the above; provided, however, that the Committee in its sole discretion may accept a personal check in full or partial payment of any Shares. The Company in its sole discretion may, on an individual basis or pursuant to a general program established by the Committee in connection with this Plan, lend money to an Optionee to exercise all or a portion of the Option granted hereunder. If the exercise price is paid in whole or part with the Optionee’s promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at a rate no less than the rate of interest payable by the Company to its principal lender, and (iv) contain such other terms as the Committee in its sole discretion shall require.

(b)  No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof.

(c)  Any Option may, in the discretion of the Committee, be exercised pursuant to a “cashless” or “net issue” exercise. In lieu of exercising the Option as specified in subsection (a) above, the Optionee may pay in whole or in part with Shares, the number of which shall be determined by dividing (a) the aggregate Fair Value of such Shares otherwise issuable upon exercise of the Option minus the aggregate Exercise Price of such Option by (b) the Fair Value of one such Share, or the Optionee may pay in whole or in part through a reduction in the number of Shares received through the exercise of the Option equal to the quotient of the (a) aggregate Fair Value of all the Shares issuable upon exercise of the Option minus the aggregate Exercise Price of such Option (b) divided by the Fair Value of one such share. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Option is exercised.

8.  Exercisability of Options. Any Option shall become exercisable in such amounts, at such intervals, upon such events or occurrences and upon such other terms and conditions as shall be provided in an individual Option agreement evidencing such Option, except as otherwise provided in Section 5(b) or this Section 8.

(a)  The expiration date(s) of an Option shall be determined by the Committee at the time of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date of grant of the Option.

(b)  Unless otherwise expressly provided in any Option as approved by the Committee, notwithstanding the exercise schedule set forth in any Option, each outstanding Option, may, in the sole discretion of the Committee, become fully exercisable upon the date of the occurrence of any Change of Control, but, unless otherwise expressly provided in any Option, no earlier than six months after the date of grant, and if and only if Optionee is in the employ of the Company on such date.

(c)  The Committee may in its sole discretion accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.

9.  Termination of Option Period.

(a)  Unless otherwise expressly provided in any Option, the unexercised portion of any Option shall automatically and without notice immediately terminate and become forfeited, null and void at the time of the earliest to occur of the following:

(i)  three months after the date on which the Optionee’s employment is terminated for any reason other than by reason of (A) Cause, (B) the termination of the Optionee’s employment with the Company by such Optionee following less than 60 days’ prior written notice to the Company of such termination (an “Improper Termination”), (C) a mental or physical disability (within the meaning of Section 22(e) of the Code) as determined by a medical doctor satisfactory to the Committee, or (D) death;

(ii)  immediately upon (A) the termination by the Company of the Optionee’s employment for Cause, or (B) an Improper Termination;

(iii)  one year after the date on which the Optionee’s employment is terminated by reason of a mental or physical disability (within the meaning of Code Section 22(e)) as determined by a medical doctor satisfactory to the Committee or the later of three months after the date on which the Optionee shall die if such death shall occur during the one-year period specified herein; or

(iv)  the later of (a) one year after the date of termination of the Optionee’s employment by reason of death of the employee, or (b) three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in Subsection 9(a)(iii) hereof.

(b)  The Committee in its sole discretion may, by giving written notice (“cancellation notice”), cancel effective upon the date of the consummation of any corporate transaction described in Sub-sec-tion 10(d) hereof, any Option that remains unexercised on such date. Such cancellation notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

(c)  Upon termination of Optionee’s employment as described in this Section 9, or otherwise, any Option (or portion thereof) not previously vested or not yet exercisable pursuant to Section 8 of this Plan or the vesting schedule set forth in such Option shall be immediately canceled.

10.  Adjustment of Shares.

(a)  If at any time while this Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split, combination or exchange of Shares (other than any such exchange or issuance of Shares through which Shares are issued to effect an acquisition of another business or entity or the Company’s purchase of Shares to exercise a “call” purchase option), then and in such event:

(i)  appropriate adjustment shall be made in the maximum number of Shares available for grant under this Plan, so that the same percentage of the Company’s issued and outstanding Shares shall continue to be subject to being so optioned;

(ii)  appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company’s issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price; and

(iii)  such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

(b)  Subject to the specific terms of any Option, the Committee may change the terms of Options outstanding under this Plan, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee’s sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsection 10(d) hereof, or otherwise.

(c)  Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into or exchangeable for shares of its capital stock of any class, either in connection with a direct or underwritten sale, or upon the exercise of rights or warrants to subscribe therefor or purchase such Shares, or upon conversion of obligations of the Company into such Shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or exercise price of Shares then subject to outstanding Options granted under this Plan.

(d)  Without limiting the generality of the foregoing, the existence of outstanding Options granted under this Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, reclassifications, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business; (ii) any merger or consolidation of the Company or to which the Company is a party; (iii) any issuance by the Company of debt securities, or preferred or preference stock that would rank senior to or above the Shares subject to outstanding Options; (iv) any purchase or issuance by the Company of Shares or other classes of common stock or common equity securities; (v) the dissolution or liquidation of the Company; (vi) any sale, transfer, encumbrance, pledge or assignment of all or any part of the assets or business of the Company; or (vii) any other corporate act or proceeding, whether of a similar character or otherwise.

(e)  The Optionee shall receive written notice within a reasonable time prior to the consummation of such action advising the Optionee of any of the foregoing. The Committee may, in the exercise of its sole discretion, in such instances declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option.

11.  Transferability. No Option or stock appreciation right granted hereunder shall be sold, pledged, assigned, hypothecated, disposed or otherwise transferred by the Optionee other than by will or the laws of descent and distribution, unless otherwise authorized by the Board, and no Option or stock appreciation right shall be exercisable during the Optionee’s lifetime by any person other than the Optionee.

12.  Issuance of Shares. As a condition of any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:

(i)  a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and
(ii)  an agreement and undertaking to comply with all of the terms, restrictions and provisions set forth in any then applicable stockholders’ agreement relating to the Shares, including, without limitation, any restrictions on transferability, any rights of first refusal and any option of the Company to “call” or purchase such Shares under then applicable agreements, and
(iii)  any restrictive legend or legends, to be embossed or imprinted on Share certificates, that are, in the discretion of the Committee, necessary or appropriate to comply with the provisions of any securities law or other restriction applicable to the issuance of the Shares.

13.  Stock Appreciation Rights. The Committee may grant stock appreciation rights to Employees, either or tandem with Options that have been or are granted under the Plan or with respect to a number of Shares on which an Option is not granted. A stock appreciation right shall entitle the holder to receive, with respect to each Share as to which the right is exercised, payment in an amount equal to the excess of the Share’s Fair Market Value on the date the right is exercised over its Fair Market Value on the date the right was granted. Such payment may be made in cash or in Shares valued at the Fair Market Value as of the date of surrender, or partly in cash and partly in Shares, as determined by the Committee in its sole discretion. The Committee may establish a maximum appreciation value payable for stock appreciation rights.

14.  Restricted Stock Awards. The Committee may grant restricted stock awards under the Plan in Shares or denominated in units of Shares. The Committee, in its sole discretion, may make such awards subject to conditions and restrictions, as set forth in the instrument evidencing the award, which may be based on continuous service with the Company or the attainment of certain performance goals related to profits, profit growth, cash-flow or shareholder returns, where such goals may be stated in absolute terms or relative to comparison companies or indices to be achieved during a period of time.

15.  Administration of this Plan.

(a)  This Plan shall be administered by the Committee, which shall consist of not less than two Directors. The Committee shall have all of the powers of the Board with respect to this Plan. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

(b)  Subject to the provisions of this Plan, the Committee shall have the authority, in its sole discretion, to:  (i) grant Options, (ii) determine the exercise price per Share at which Options may be exercised, (iii) determine the Optionees to whom, and time or times at which, Options shall be granted, (iv) determine the number of Shares to be represented by each Option, (v) determine the terms, conditions and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option, (vi) defer (with the consent of the Optionee) or accelerate the exercise date of any Option, and (vii) make all other determinations deemed necessary or advisable for the administration of this Plan, including re-pricing, canceling and regranting Options.

(c)  The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of this Plan. The Committee’s determinations and its interpretation and construction of any provision of this Plan shall be final, conclusive and binding upon all Optionees and any holders of any Options granted under this Plan.

(d)  Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting of the Committee or (ii) without a meeting by the unanimous written approval of the members of the Committee.

(e)  No member of the Committee, or any Officer or Director of the Company or its Subsidiaries, shall be personally liable for any act or omission made in good faith in connection with this Plan.

16.  Incentive Options for 10% Stockholders. Notwithstanding any other provisions of this Plan to the contrary, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its Subsidiary) at the date of grant unless the exercise price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of 10 years from the date such Option is granted.

17.  Interpretation.

(a)  This Plan shall be administered and interpreted so that all Incentive Stock Options granted under this Plan will qualify as Incentive Stock Options under Section 422 of the Code. If any provision of this Plan should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, and this Plan shall be construed and enforced as if such provision had never been included in this Plan.

(b)  This Plan shall be governed by the laws of the State of New York.

(c)  Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan or affect the meaning or interpretation of any part of this Plan.

(d)  Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

(e)  Time shall be of the essence with respect to all time periods specified for the giving of notices to the company hereunder, as well as all time periods for the expiration and termination of Options in accordance with Section 9 hereof (or as otherwise set forth in an option agreement).

18.  Amendment and Discontinuation of this Plan. Either the Board or the Com-mittee may from time to time amend this Plan or any Option without the consent or approval of the stockholders of the Company; provided, however, that, except to the extent provided in Section 9, no amendment or suspension of this Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

19.  Termination Date. This Plan shall terminate ten years after the date of adoption by the Board of Directors